UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 5, 2022

EAGLE CAPITAL GROWTH FUND, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	811-05807	31-1274796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 EAST MASON STREET, SUITE 802, MILWAUKEE, WI 53202-3657

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(414) 765-1107

________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GRF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 4 - Matters Related to Accountants and Financial Statements

4.01	Changes in Registrant’s Certifying Accountant.

(a)	Prior to December 5, 2022, Plante & Moran, PLLC (“Plante Moran”) had been the certifying accountant of the Eagle Capital Growth Fund, Inc. (“Fund”).

(i)	On December 5, 2022, Plante Moran sent a resignation letter, removing itself as the certifying accountants to the Fund.

(ii)
During the Fund’s fiscal years ended December 31, 2020 and 2021, and the unaudited Semiannual Report for the period ended June 30, 2022, there have been no disagreements with Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedures, which disagreements, if not resolved to their satisfaction, would have caused Plante Moran to make reference to such matter in connection with its report.

(iii)	The resignation of Plante & Moran was accepted by the board of directors of the Fund on December 5, 2022.

(iv)
There were no disagreements with Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Plante Moran’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(v)
Plante Moran’s report on the financial statements for the past year contained no adverse opinion nor disclaimer of opinion and were not qualified nor modified as to uncertainty, audit scope or accounting principles.

The Fund has furnished Plante Moran with a copy of the foregoing disclosure and requested Plante Moran furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the forgoing statements.  A copy of the letter of Plante Moran to the Securities and Exchange Commission, dated December 5, 2022, is attached as an exhibit.

On December 5, 2022, the Audit Committee, with the approval and consent of the Fund’s board of directors, engaged Cohen & Company, Ltd (“Cohen”) as the certifying accountants of the Fund for the financial statements beginning with the fiscal year ending December 31, 2022.  The Fund has not discussed with Cohen any accounting, auditing or financial reporting issue.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

Exhibit 99.1	Plante & Moran, PLLC letter, dated December 5, 2022, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2022

	By:	/s/ Luke E. Sims
Luke E. Sims, President and Chief Executive Officer